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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001

                             A.B. Watley Group Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-14897                  13-3911867
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


40 Wall Street, New York, New York                                   10005
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      212-422-1100
                                                   -----------------


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         (Former name or former address, if changed since last report.)

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Item 7.   Financial Statements and Exhibits.

     On November 16, 2001 and January 16, 2002, A.B. Watley Group Inc. (the "Company") filed a Current Report on Form 8-K and a Current Report on Form 8-K/A, respectively, to report its acquisition of certain assets and liabilities of On-Site Trading, Inc. This Amendment is filed to update the Pro Forma Financial Information previously filed to principally reflect an adjustment of the purchase price in March 2002, corrections to minority interests and other adjustments.

(a) Financial Statements of the Business Acquired

     (i) The historical financial statements of On-Site Trading, Inc. at September 30, 2001 and for the nine months then ended (unaudited) are included herein as Exhibit 99.1.

     (ii) The historical financial statements of On-Site Trading, Inc. at December 31, 2000 and 1999 and for the years then ended with the accompanying report of the Independent Auditors were included in the Current Report on Form 8-K/A filed on January 16, 2002.

(b) Pro Forma Financial Information

     The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.2:

     (i) A.B. Watley Group Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2001.

     (ii) A.B. Watley Group Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2001.

(c) Exhibits

99.1 Unaudited Condensed Consolidated Financial Statements of On-Site Trading, Inc. for the nine months ended September 30, 2001.

99.2 Unaudited Pro Forma Condensed Combined Financial Statements of A.B. Watley Group Inc. as of September 30, 2001 and for the year then ended.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          A.B. WATLEY GROUP INC.

Date: April 22, 2002                      By: /s/ Leon J. Ferguson
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                                              Leon J. Ferguson
                                              Chief Executive Officer